[Flag Investors Logo Omitted]


                                 Communications
                                      Fund

                               Semi-Annual Report
                                  June 30, 1999

Report Highlights
--------------------------------------------------------------------------------

o The Fund's first half total return of 22.5%, after a full year fiscal 1998 total return of 85.3%, supports our belief that the telecommunications industry truly offers a multiple-year opportunity.

o We have capitalized on opportunities created by the dramatic growth of the Internet, market liberalization, and technological innovation. While we are confident in the underlying businesses in the Fund and their ability to capitalize on these and other growth factors, we are always assessing individual company valuations.

o We were rewarded for recognizing the huge potential of the Internet and America Online's (AOL) ability to capitalize on the Internet opportunity. However, with the dramatic increase in AOL's stock price created by its success, it became a disproportionately high percentage of the Fund's assets. At these levels, we felt such a large concentration in one company, regardless of its wonderful prospects, could result in excessive risk and we chose to reduce our position.

o We have raised our concentration in traditional local telephone companies because we believe they are excellent businesses that are well positioned to capitalize on the growing demand for data, wireless, and international communications services.

Fund Performance
--------------------------------------------------------------------------------

GROWTH OF A $10,000 INVESTMENT IN CLASS A SHARES(1)
JANUARY 18, 1984-JUNE 30, 1999


                                   [GRAPHIC]

     In the prnted version of the document, a line graph appears which depicts the following plot points:

                              Income      Appreciation
                              ------      ------------

                     1/84     10000           10000

                    12/84     10557           11503

                    12/85     11392           14850

                    12/86     12227           18517

                    12/87     12946           18795

                    12/88     13650           22530

                    12/89     14508           33534

                    12/90     15196           31001

                    12/91     15909           38216

                    12/92     16559           42972

                    12/93     17209           50756

                    12/94     17890           47546

                    12/95     18408           63445

                    12/96     18996           71982

                    12/97     19615           98874

                    12/98     19781          183270

                     6/99     19797          224438


Total Value of Investment (Income + Appreciation)          $224,438

Value of Original Investment + Income Distributions        $ 19,797


Average Annual Total Return(1)

                                     Class A          Class B      Class C
For the periods ended 6/30/99        Shares           Shares       Shares
--------------------------------------------------------------------------------
One Year                              77.37%           76.27%          --
--------------------------------------------------------------------------------
Five Years                            36.42%              --           --
--------------------------------------------------------------------------------
Ten Years                             23.20%              --           --
--------------------------------------------------------------------------------
Since Inception                      1/18/84          1/3/95       11/1/98
                                     -------          ------       -------
(Annualized)                          22.31%           40.25%        73.24%(2)
--------------------------------------------------------------------------------

(1) These figures assume the reinvestment of dividends and capital gains distributions and exclude the impact of any sales charge. If the maximum 4.50% sales charge were reflected, the quoted performance would be lower. Performance figures for the classes differ because each class maintains a distinct expense structure. For further details on expense structures, please refer to the Fund's prospectus. Since investment return and principal value will fluctuate, an investor's shares may be worth more or less than their original cost when redeemed. Past performance is not an indicator of future results. Please review the Additional Performance Information on page 7.

(2)  Cumulative; returns for less than one year are not annualized.

Letter to Shareholders
--------------------------------------------------------------------------------

Fellow Shareholders:

     We are pleased to report on the progress of your Fund for the six month period ended June 30, 1999. The Flag Investors Communications Fund's six month total return of 22.5% outperformed the major indices. Our strong first half performance, after the full year fiscal 1998 total return of 85.3%, supports our belief that the telecommunications industry truly offers a multiple-year opportunity.

     Morningstar awarded your Fund a Five Star overall rating as well as a category rating of 5 (highest) in their Specialty Communications classification.(1) The average annual total return for the one-, three-, and five-year periods for your Fund was 77.4%, 47.6% and 36.4%, respectively. We are very excited about the prospects for the industry but returns of this magnitude are rare. Stock prices may lag business fundamentals and even decline from time to time despite favorable long-term trends.

Industry Investment Perspective

     The dramatic growth of the Internet and data communications, market liberalization, and technological innovation are key factors contributing to the rapid expansion of the telecommunications industry. It is difficult to ignore the influence of communications on how we live and conduct our business. We have capitalized on opportunities provided by these and other growth factors and look forward to investing in this rapidly expanding global industry. Clearly, the public equity markets share our enthusiasm for the telecommunications business and in some cases have bid up the prices of companies, within certain industry segments to unrealistic levels. While we are confident in the strength of the underlying businesses owned by the Fund, we are always assessing individual company valuations.

----------
(1) Morningstar proprietary ratings reflect historical risk-adjusted performance as of June 30, 1999 and are subject to change monthly. Past performance is no guarantee of future results. Morningstar ratings are calculated from the fund's three-, five-, and 10-year average annual returns in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day T-bill returns. Flag Investors Communications Fund receive a 5 star rating for the 3-year, 5-year, and 10-year periods, respectively. The top 10% of the funds in an investment class receive 5 stars. The fund was rated among 3,043, 1,878 and 748 Domestic Equity Funds for the 3, 5, and 10 year periods, respectively.

     Morningstar's category rating system of "1" (lowest) to "5" (highest) show how well a fund has balanced risk and return relative to other funds in its investment category. It is calculated based on a fund's three-year total return and excludes the effect of sales charge. A "5" rating indicates that a fund has an above average return and low risk. The top 10% of funds in an investment category receive a "5" rating.

--------------------------------------------------------------------------------

     In these times of strong equity market gains and high industry valuations, it is important to emphasize our investment philosophy. Our disciplined approach and conservative bias have resulted in the long-term growth of the Fund. We invest in individual companies with shareholder-oriented managements that have a unique and sustainable position within a market segment, and strong financial fundamentals. We focus our energies on discovering these attractive businesses while concentrating our investment dollars in the best values. As a result of our investment philosophy, the Fund's assets are currently weighted toward companies that operate in established telecommunications segments that report sustainable earnings growth and strong cash flow.

     This consistent, long-term approach does not preclude us from investing in developing industry areas that offer the potential for superior long-term returns. We believe there is significant opportunity in making a few selective investments in less traditional industry segments. This is quite different than speculating on the next hot category of stocks which is inherently less reliable and often exposes investors to the real risk of owning poorly performing businesses. Sun Microsystems is one example of an attractive selection in a developing area of communications which we added during the first quarter of fiscal 1999. The company is not often identified as a provider of telecommunications products and services. However, telecommunications related products represent over 20% of the company's total revenue and this market plays an integral role in the company's long-term growth strategy. We believe Sun has the capability of leveraging its existing network computing product offerings to significantly increase the company's revenues in both the Internet and traditional telephone network markets.

Portfolio Developments

     We have often discussed our emphasis on individual stock selection as a basis for our investment philosophy. However, we also must manage the Fund in the context of other factors like industry and market expectations. At times the rapid appreciation of certain Fund holdings, created, in part, by high investor optimism, has raised the issue of individual company weightings within the Fund.

     We were rewarded for recognizing the huge potential of the Internet and America Online's (AOL) ability to capitalize on the Internet opportunity. AOL caught the initial wave of Internet commercialization by anticipating the consumer's desire to be connected to the World Wide Web and saw the value of

Letter to Shareholders (concluded)
--------------------------------------------------------------------------------

establishing an online community and a strong consumer brand. As the Internet develops, AOL is well positioned in emerging Internet-based businesses like on-line commerce and advertising. With the dramatic increase in its stock price created by its success in the consumer on-line market, we felt that the public market had priced AOL well in excess of its near-term intrinsic value. In addition, AOL became a disproportionately high percentage of the Fund's assets. At these levels, we felt such a large concentration in one company, regardless of its wonderful prospects, could result in excessive risk and we chose to reduce our position.

     We remain very excited about the future of the Internet and AOL's ability to continue to capitalize on Internet-related business opportunities. AOL remains our largest holding but we believe it is important not to lose sight of the size of its position in relation to the other assets in the portfolio.

Largest Holdings

     The following is our list of the Fund's largest holdings, which are weighted heavily toward Regional Bell Operating Companies (RBOCs). We have raised our concentration in traditional local telephone companies because, we believe, they are excellent businesses that are well positioned to capitalize on the growing demand for data, wireless, and international communications services. In addition to their positive return opportunity, the RBOCs also offer stability in a volatile market and at their current valuations, we believe, present little downside risk.

     Top Ten                       Percent of
     Holdings                      Portfolio
---------------------------------------------
America Online, Inc.                  11.0%
---------------------------------------------
SBC Communications, Inc.              8.3%
---------------------------------------------
Ameritech Corp.                       7.3%
---------------------------------------------
MCI Worldcom, Inc.                    6.6%
---------------------------------------------
GTE Corp.                             5.0%
---------------------------------------------
U.S. West, Inc.                       3.3%
---------------------------------------------
Lucent Technologies, Inc.             3.3%
---------------------------------------------
Sun Microsystems, Inc.                3.1%
---------------------------------------------
Bell Atlantic Corp.                   2.5%
---------------------------------------------
Novell, Inc.                          2.5%
---------------------------------------------

     Our major non-RBOC holdings are companies that meet our investment criteria and that we view as strategically well positioned in key industry segments. We discussed AOL and Sun Microsystems, earlier in our letter as two examples of dominant competitors in their market segments. Other large holdings, such as Novell and MCI Worldcom, are benefiting from the rapid expansion of the international, wireless,

--------------------------------------------------------------------------------

and data communications markets. Whether it is an RBOC or a company in another industry segment, we emphasize management's ability to capitalize on opportunities offered by the industry.

     As the previous chart indicates, our assets are heavily concentrated among our top ten holdings. We believe there are significant long-term benefits to allocating a meaningful percentage of assets to businesses that are well managed and operate in segments with strong long-term growth prospects.

Conclusion

     We want to thank our fellow shareholders for their continued support. The recent period has been rewarding and we look forward to future industry growth opportunities.

     Sincerely,


/s/ Bruce E. Behrens                        /s/ Liam D. Burke
--------------------                        --------------------
Bruce E. Behrens                            Liam D. Burke
Co-Portfolio Manager                        Co-Portfolio Manager


July 23, 1999

Flag Investors Communications Fund
--------------------------------------------------------------------------------

Communications Holdings                                   Percent of Net Assets
--------------------------------------------------------------------------------
     I. Regional Bell Operating Companies
          (RBOCs):
          Ameritech Corp.                                          7.3%
          Bell Atlantic Corp.                                      2.5
          SBC Communications, Inc.                                 8.3
          U.S. West, Inc.                                          3.3
                                                                 -----
                                                                  21.4
    II. Independent Local Exchange Carriers:
          ALLTEL Corp.                                             1.6
          Cincinnati Bell, Inc.                                    1.9
          GTE Corp.                                                5.0
                                                                 -----
                                                                   8.5
   III. Long Distance Telephone Companies:
          AT&T Corp.                                               2.1
          Frontier Corp.                                           2.5
          General Communications, Inc.                             0.1
          MCI Worldcom, Inc.                                       6.6
          Sprint Corp.                                             1.0
          Qwest Communications International, Inc.                 1.6
                                                                 -----
                                                                  13.9
    IV. Foreign Telephone Companies:
          Clearnet Communications - Class A                        0.6
          Royal KPN N.V.                                           1.4
          Telefonica de Espana ADR                                 0.9
          Telefonos de Mexico SA ADR                               1.1
          Teleglobe, Inc.                                          2.5
                                                                 -----
                                                                   6.5

     V. Communication Equipment Providers:
          3Com Corp.                                               0.6
          BlackBox Corp.                                           1.6
          Lucent Technologies, Inc.                                3.3
          Storage Technology Corp.                                 0.7
          Sun Microsystems, Inc.                                   3.1
                                                                 -----
                                                                   9.3

    VI. Specialty Communication Services:
          America Online, Inc.                                    11.0
          Comsat                                                   1.2
          Convergys Corp.                                          1.5
          First Data Corp.                                         1.0
          News Corp. ADR                                           1.0
          Novell, Inc.                                             2.5
          Orbital Sciences Corp.                                   0.7
          Paging Network, Inc.                                     0.7
          Sprint Corp. (PCS Group)                                 0.3
          Skytel Communications                                    0.9
          Vodafone Airtouch PLC ADR                                1.2
          Winstar Communications, Inc.                             1.3
                                                                 -----
                                                                  23.3

          Total Communications Industry                           82.9%
                                                                 =====

Flag Investors Communications Fund
--------------------------------------------------------------------------------

Additional Performance Information

     The shareholder letter included in this report contains statistics designed to help you evaluate the performance of your Fund's management. To further assist in this evaluation, the Securities and Exchange Commission (SEC) requires that we include the total return of each of the Fund's classes, according to a standardized formula, for various time periods through the end of the most recent calendar quarter.

     The SEC standardized total return figures include the impact of the maximum initial sales charge for the Class A Shares and the contingent deferred sales charge applicable to the specified time period for the Class B Shares and Class C Shares. Returns would be higher for Class A Shares investors who qualified for a lower initial sales charge or for Class B or Class C Shares investors who continued to hold their shares past the end of the specified time period.

Average Annual Total Return(1)


Periods Ended 6/30/99     1 Year      5 Years    10 Years    Since Inception(2)
--------------------------------------------------------------------------------
Class A Shares             69.39%      35.17%     22.63%           21.95%
--------------------------------------------------------------------------------
Class B Shares             72.27          --         --            40.11%
--------------------------------------------------------------------------------
Class C Shares                --          --         --            72.24%(3)
--------------------------------------------------------------------------------
Institutional Shares       77.83          --         --            80.96%
--------------------------------------------------------------------------------

(1) These figures assume the reinvestment of dividends and capital gains distributions and include the Fund's applicable sales charge. Past performance is not an indicator of future results.

(2) Inception dates: Class A 1/18/84, Class B 1/3/95, Class C 11/1/98, Institutional 6/4/98.

(3)  Cumulative; returns for less than one year are not annualized.

     While the total return figures are required by SEC rules, such comparisons are of limited utility since the total return of the Fund's classes are adjusted for sales charges and expenses while the total return of the indices are not. In fact, if you wished to replicate the total return of these indices, you would have to purchase the securities they represent, an effort that would require a considerable amount of money and would incur expenses that are not reflected in the index results.

     The SEC total return figures may differ from total return figures in the shareholder letter because the time periods may be different and because the SEC figures include the impact of sales charges while the total return figures in the shareholder letter do not. Any performance figures shown are for the full period indicated. Since investment return and principal value will fluctuate, an investor's shares may be worth more or less than their original cost when redeemed. Past performance is not an indicator of future results.

Flag Investors Communications Fund
--------------------------------------------------------------------------------
Statement of Net Assets                                            June 30, 1999
(Unaudited)

     Shares                      Security                          Market Value
--------------------------------------------------------------------------------

Common Stock - 84.1%

REGIONAL BELL OPERATING COMPANIES - 21.4%

2,153,700  Ameritech Corp. ...................................... $  158,296,950
  833,216  Bell Atlantic Corp. ..................................     54,471,496
3,089,520  SBC Communications, Inc. .............................    179,192,160
1,223,000  U.S. West, Inc. ......................................     71,851,250
                                                                  --------------
                                                                     463,811,856

INDEPENDENT LOCAL EXCHANGE CARRIERS - 8.5%

  480,000  ALLTEL Corp. .........................................     34,320,000
1,668,000  Cincinnati Bell, Inc. ................................     41,595,750
1,425,000  GTE Corp. ............................................    107,943,750
                                                                  --------------
                                                                     183,859,500
                                                                  --------------

TELECOMMUNICATION - LONG DISTANCE - 13.9%

  800,000  AT&T Corp. ...........................................     44,650,000
  924,200  Frontier Corp. .......................................     54,527,800
  500,000  General Communications, Inc.* ........................      3,398,437
1,650,080  MCI Worldcom, Inc.* ..................................    142,319,400
  400,000  Sprint Corp. .........................................     21,125,000
1,028,800  Qwest Communications International, Inc.* ............     34,014,700
                                                                  --------------
                                                                     300,035,337
                                                                  --------------

SPECIALTY TELECOMMUNICATION SERVICES - 23.3%

2,154,000  America Online, Inc.* ................................    238,017,000
  817,800  Comsat ...............................................     26,578,500
1,668,000  Convergys Corp.* .....................................     32,109,000
  470,300  First Data Corp. .....................................     23,015,306
  600,000  News Corp. ADR .......................................     21,187,500
2,055,000  Novell, Inc.* ........................................     54,457,500
  645,347  Orbital Sciences Corp.* ..............................     15,246,323
3,000,000  Paging Network, Inc.* ................................     14,437,500
  100,000  Sprint Corp. (PCS Group)* ............................      5,712,500
  934,900  Skytel Communications* ...............................     19,574,469

Flag Investors Communications Fund
--------------------------------------------------------------------------------

Shares/
Par (000)                     Security                              Market Value
--------------------------------------------------------------------------------

  135,204  Vodafone Airtouch PLC ADR ............................ $   26,635,188
  575,000  WinStar Communications, Inc.* ........................     28,031,250
                                                                  --------------
                                                                     505,002,036
                                                                  --------------

COMMUNICATION EQUIPMENT PROVIDERS - 9.3%

  509,000  3Com Corp.* ..........................................     13,583,938
  666,428  Black Box Corp.* .....................................     33,404,704
1,060,940  Lucent Technologies, Inc. ............................     71,547,141
  630,000  Storage Technology Corp.* ............................     14,332,500
  980,000  Sun Microsystems, Inc.* ..............................     67,497,500
                                                                  --------------
                                                                     200,365,783
                                                                  --------------

FOREIGN TELEPHONE COMPANIES - 6.5%

  850,000  Clearnet Communications -- Class A* ..................     11,846,875
  653,487  Royal KPN N.V. .......................................     31,367,376
  133,171  Telefonica de Espana ADR .............................     19,592,783
  285,000  Telefonos de Mexico SA ADR ...........................     23,031,562
1,807,100  Teleglobe, Inc. ......................................     53,761,225
                                                                  --------------
                                                                     139,599,821
                                                                  --------------

NON - TELEPHONE INDUSTRY - 1.2%

  626,900  Centertrust Retail Properties ........................      7,366,075
  620,548  Conseco, Inc. ........................................     18,887,930
                                                                  --------------
                                                                      26,254,005
                                                                  --------------
Total Common Stock (Cost $841,479,171) ..........................  1,818,928,338
                                                                  --------------

Flag Investors Communications Fund
--------------------------------------------------------------------------------
Statement of Net Assets (Concluded)                                June 30, 1999
(Unaudited)

Par (000)                   Security                               Market Value
--------------------------------------------------------------------------------

Repurchase Agreements - 15.9%



 95,981   Goldman Sachs & Co., dated 6/30/99, 4.70%,
          principal and interest in the amount of
          $95,993,531 due 7/01/99, collateralized by U.S.
          Treasury Note with a par value of $100,051,000,
          coupon rate of 5.625% due 5/15/08, with a market
          value of $97,197,946 ................................. $   95,981,000

 95,981   J.P. Morgan Securities, Inc., dated 6/30/99,
          4.70%, principal and interest in the amount of
          $95,993,531 due 7/01/99, collateralized by U.S.
          Treasury Note with a par value of $46,056,000,
          coupon rate of 5.875% due 6/30/00, with a market
          value of $46,271,911 and a U.S. Treasury Bill with
          a par value of $52,775,000, coupon rate of 4.58%
          due 12/09/99, with a market value of $51,629,255 .....     95,981,000

153,220   Morgan Stanley & Co., dated 6/30/99, 4.75%,
          principal and interest in the amount of
          $153,240,217, due 7/01/99, collateralized by U.S.
          Treasury Note with a par value of $157,735,000,
          coupon rates of 4.75% to 7.5%, due from 6/30/99 to
          10/15/06, with a market value of $155,936,822 ........    153,220,000
                                                                 --------------
Total Repurchase Agreements (Cost $345,182,000) ................    345,182,000
                                                                 --------------
Total Investments--100.0%
  (Cost $1,186,661,171)** ......................................  2,164,110,338

Liabilities in Excess of Other Assets--0.0% ....................       (251,886)
                                                                 --------------

Net Assets--100.0% ............................................. $2,163,858,452
                                                                 ==============

Flag Investors Communications Fund
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------

Net Asset Value and Redemption Price Per:

   Class A Share
     ($1,735,564,610 divided by 43,041,671 shares) .............      $40.32
                                                                      ======
   Class B Share
     ($378,411,846 divided by 9,539,242 shares) ................      $39.67***
                                                                      ======
   Class C Share
     ($42,672,640 divided by 1,074,677 shares) .................      $39.71****
                                                                      ======
   Institutional Share
     ($7,209,356 divided by 178,441 shares) ....................      $40.40
                                                                      ======
Maximum Offering Price Per:
   Class A Share ($40.32 divided by 0.955) .....................      $42.22
                                                                      ======
   Class B Share ...............................................      $39.67
                                                                      ======
   Class C Share ...............................................      $39.71
                                                                      ======
   Institutional Share .........................................      $40.40
                                                                      ======
----------
   * Non-income producing security.

  ** Aggregate cost for federal tax purposes.

 *** Redemption value is $38.08 following a 4% maximum contingent deferred sales charge.

**** Redemption value is $39.31 following a 1% maximum contingent deferred sales charge.

                       See Notes to Financial Statements.

Flag Investors Communications Fund
--------------------------------------------------------------------------------
Statement of Operations
                                                                     For the Six
                                                                    Months Ended
                                                                      June 30,
--------------------------------------------------------------------------------
                                                                       1999(1)
Investment Income:
   Dividends ...................................................   $  7,548,409
   Interest ....................................................      6,348,810
     Less: Foreign taxes withheld ..............................         (3,085)
                                                                   ------------
            Total income .......................................     13,894,134
                                                                   ------------
Expenses:
   Investment advisory fee .....................................      5,218,185
   Distribution fee ............................................      3,272,259
   Transfer agent fee ..........................................        540,729
   Professional fees ...........................................        172,148
   Printing and postage ........................................         76,777
   Accounting fee ..............................................         68,018
   Custodian fee ...............................................         65,962
   Registration fees ...........................................         50,001
   Directors' fees .............................................         24,611
   Miscellaneous ...............................................         20,812
                                                                   ------------
            Total expenses .....................................      9,509,502
                                                                   ------------
   Net investment income .......................................      4,384,632
                                                                   ------------
Realized and unrealized gain on investments:
   Net realized gain from security transactions ................    211,906,046
   Change in unrealized appreciation/depreciation of investments    140,205,764
                                                                   ------------
   Net gain on investments .....................................    352,111,810
                                                                   ------------
Net increase in net assets resulting from operations ...........   $356,496,442
                                                                   ============

----------
(1) Unaudited.

                       See Notes to Financial Statements.

Flag Investors Communications Fund
--------------------------------------------------------------------------------
Statements of Changes in Net Assets


                                                       For the Six           For the
                                                      Months Ended          Year Ended
                                                        June 30,           December 31,
----------------------------------------------------------------------------------------
                                                        1999(1)                1998
Increase/(Decrease) in Net Assets:
Operations:
   Net investment income ......................     $     4,384,632      $     3,605,198
   Net realized gain from security
     transactions .............................         211,906,046          109,209,276
   Change in unrealized appreciation/
     depreciation of investments ..............         140,205,764          510,943,527
                                                    ---------------      ---------------
   Net increase in net assets resulting
     from operations ..........................         356,496,442          623,758,001
                                                    ---------------      ---------------
Distributions to Shareholders from:
   Net investment income and short-term gains:
     Class A Shares ...........................            (788,155)         (13,223,970)
     Class B Shares ...........................                  --           (1,158,104)
     Class C Shares ...........................                  --               (8,002)
     Class D Shares(2).........................                  --             (216,796)
     Institutional Class ......................              (5,830)              (3,699)
   Net realized long-term gains:
     Class A Shares ...........................         (61,872,723)         (31,466,328)
     Class B Shares ...........................         (11,190,628)          (3,523,412)
     Class C Shares ...........................            (885,773)             (25,235)
     Class D Shares(2) ........................                  --             (397,182)
     Institutional Class ......................            (228,831)             (10,896)
                                                    ---------------      ---------------
   Total distributions ........................         (74,971,940)         (50,033,624)
                                                    ---------------      ---------------
Capital Share Transactions
   Proceeds from sale of shares ...............         531,909,138          298,419,515
   Value of shares issued in reinvestment
     of dividends .............................          65,971,359           42,901,943
   Cost of shares redeemed ....................        (160,689,722)        (156,173,099)
                                                    ---------------      ---------------
   Increase in net assets derived from
     capital share transactions ...............         437,190,775          185,148,359
                                                    ---------------      ---------------
   Total increase in net assets ...............         718,715,277          758,872,736

Net Assets:
   Beginning of period ........................       1,445,143,175          686,270,439
                                                    ---------------      ---------------
   End of period, (including undistributed net
     investment income of 3,590,647 and -0-
     respectively) ............................     $ 2,163,858,452      $ 1,445,143,175
                                                    ===============      ===============

----------
(1)  Unaudited.

(2) Class D Shares were converted to Class A Shares on November 20, 1998. (See Note 1 to the Financial Statements).

                       See Notes to Financial Statements.

Flag Investors Communications Fund
-------------------------------------------------------------------------------
Financial Highlights -- Class A Shares
(For a share outstanding throughout each period)
                                                                 For the Six
                                                                 Months Ended
                                                                   June 30,
-------------------------------------------------------------------------------
                                                                    1999(1)
Per Share Operating Performance:
   Net asset value at beginning of period ......................  $    34.23
                                                                  ----------
Income from Investment Operations:
   Net investment income .......................................        0.10
   Net realized and unrealized gain/(loss) on investments ......        7.58
                                                                  ----------
   Total from Investment Operations ............................        7.68
                                                                  ----------
Less Distributions:
   Distributions from net investment income
     and net realized short-term gains .........................       (0.02)
   Distributions from net realized long-term gains .............       (1.57)
                                                                  ----------
   Total distributions .........................................       (1.59)
                                                                  ----------
   Net asset value at end of year ..............................  $    40.32
                                                                  ==========

Total Return(2) ................................................       22.46%
Ratios to Average Daily Net Assets:
   Expenses ....................................................        0.96%(5)
   Net investment income .......................................        0.61%(5)

Supplemental Data:
   Net assets at end of period (000) ...........................  $1,735,565
   Portfolio turnover rate .....................................          16%

----------
(1)  Unaudited.

(2)  Total return excludes the effect of sales charge.

(3) Without the waiver of advisory fees, the ratio of expenses to average daily net assets would have been 0.99% and 0.99% for the years ended December 31, 1995 and 1994, respectively.

(4) Without the waiver of advisory fees, the ratio of net investment income to average daily net assets would have been 2.79% and 3.07% for the years ended December 31, 1995 and 1994, respectively.

(5)  Annualized.


Flag Investors Communications Fund
-------------------------------------------------------------------------------------------------------------------------------




                                                                           For the Year Ended December 31,
-------------------------------------------------------------------------------------------------------------------------------
                                                              1998         1997        1996          1995            1994
Per Share Operating Performance:
   Net asset value at beginning of period .................$    19.37    $  15.59    $  14.87      $  12.30        $  13.70
                                                           ----------    --------    --------      --------        --------
Income from Investment Operations:
   Net investment income ..................................      0.12        0.27        0.27          0.40            0.41
   Net realized and unrealized gain/(loss) on investments..     16.05        5.41        1.67          3.58           (1.27)
                                                           ----------    --------    --------      --------        --------
   Total from Investment Operations .......................     16.17        5.68        1.94          3.98           (0.86)
                                                           ----------    --------    --------      --------        --------
Less Distributions:
   Distributions from net investment income
     and net realized short-term gains ....................     (0.40)      (0.40)      (0.38)        (0.41)          (0.44)
   Distributions from net realized long-term gains ........     (0.91)      (1.50)      (0.84)        (1.00)          (0.10)
                                                           ----------    --------    --------      --------        --------
   Total distributions ....................................     (1.31)      (1.90)      (1.22)        (1.41)          (0.54)
                                                           ----------    --------    --------      --------        --------
     Net asset value at end of year .......................$    34.23    $  19.37    $  15.59      $  14.87        $  12.30
                                                           ==========    ========    ========      ========        ========

Total Return(2) ...........................................     85.30%      37.36%      13.46%        33.44%          (6.32)%
Ratios to Average Daily Net Assets:
   Expenses ...............................................      1.05%       1.11%       1.14%         0.93%(3)        0.92%(3)
   Net investment income ..................................      0.48%       1.07%       1.74%         2.85%(4)        3.14%(4)

Supplemental Data:
   Net assets at end of period (000) ......................$1,275,775    $622,865    $505,371      $492,454        $435,805
   Portfolio turnover rate ................................        14%         26%         20%           24%             23%

                       See Notes to Financial Statements.

Flag Investors Communications Fund
--------------------------------------------------------------------------------
Financial Highlights -- Class B Shares
(For a share outstanding throughout each period)





                                                         For the Six
                                                         Months Ended
                                                           June 30,
-------------------------------------------------------------------------
                                                            1999(1)
Per Share Operating Performance:
   Net asset value at beginning of period ...............  $  33.80
                                                           --------
Income from Investment Operations:
   Net investment income/(loss) .........................     (0.02)
   Net realized and unrealized gain on investments ......      7.46
                                                           --------
   Total from Investment Operations .....................      7.44
                                                           --------
Less Distributions:
   Distributions from net investment income
     and net realized short-term gains ..................        --
   Distributions from net realized long-term gains ......     (1.57)
                                                           --------
   Total distributions ..................................     (1.57)
                                                           --------
   Net asset value at end of period .....................  $  39.67
                                                           ========

Total Return(3) .........................................     22.03%
Ratios to Average Daily Net Assets:
   Expenses .............................................      1.71%(6)
   Net investment income/(loss) .........................     (0.14)%(6)

Supplemental Data:
   Net assets at end of period (000) ....................  $378,412
   Portfolio turnover rate ..............................        16%

----------
(1)  Unaudited.

(2)  Commencement of operations.

(3)  Total return excludes the effect of sales charge.

(4) Without the waiver of advisory fees, the ratio of expenses to average daily net assets would have been 1.74% (annualized) for the period ended December 31, 1995.

(5) Without the waiver of advisory fees, the ratio of net investment income to average daily net assets would have been 2.09% (annualized) for the period ended December 31, 1995.

(6)  Annualized.

Flag Investors Communications Fund
--------------------------------------------------------------------------------

                                                                                                For the
                                                                                                Period
                                                                                               January 3,
                                                                                                1995(2)
                                                                  For the Years                 through
                                                                Ended December 31,            December 31,
----------------------------------------------------------------------------------------------------------
                                                             1998        1997        1996        1995
Per Share Operating Performance:
   Net asset value at beginning of period ...............  $  19.22     $ 15.51     $ 14.83     $12.28
                                                           --------     -------     -------     ------
Income from Investment Operations:
   Net investment income/(loss) .........................     (0.02)       0.18        0.19       0.30
   Net realized and unrealized gain on investments ......     15.83        5.34        1.63       3.56
                                                           --------     -------     -------     ------
   Total from Investment Operations .....................     15.81        5.52        1.82       3.86
                                                           --------     -------     -------     ------
Less Distributions:
   Distributions from net investment income
     and net realized short-term gains ..................     (0.32)      (0.31)      (0.30)     (0.31)
   Distributions from net realized long-term gains ......     (0.91)      (1.50)      (0.84)     (1.00)
                                                           --------     -------     -------     ------
   Total distributions ..................................     (1.23)      (1.81)      (1.14)     (1.31)
                                                           --------     -------     -------     ------
   Net asset value at end of period .....................  $  33.80     $ 19.22     $ 15.51     $14.83
                                                           ========     =======     =======     ======

Total Return(3) .........................................     83.91%      36.36%      12.60%     32.42%
Ratios to Average Daily Net Assets:
   Expenses .............................................      1.80%       1.86%       1.92%      1.70%(4,6)
   Net investment income/(loss) .........................     (0.35)%      0.29%       0.95%      2.13%(5,6)

Supplemental Data:
   Net assets at end of period (000) ....................  $165,308     $32,474     $17,661     $7,504
   Portfolio turnover rate ..............................        14%         26%         20%        24%

                       See Notes to Financial Statements.

Flag Investors Communications Fund
--------------------------------------------------------------------------------
Financial Highlights -- Class C Shares
(For a share outstanding throughout each period)

                                               For the Six      For the Period
                                               Months Ended     Nov. 1, 1998(2)
                                                 June 30,       through Dec. 31,
--------------------------------------------------------------------------------
                                                   1999(1)            1998
Per Share Operating Performance:
   Net asset value at beginning of period ..... $ 33.84              $25.50
                                                -------              ------
Income from Investment Operations:
   Net investment income/(loss) ...............   (0.01)              (0.01)
   Net realized and unrealized gain
     on investments ...........................    7.45                9.21
                                                -------              ------
     Total from Investment Operations .........    7.44                9.20
                                                -------              ------
Less Distributions:
   Distributions from net investment income
     and net realized short-term gains ........      --               (0.21)
   Distributions from net realized
     long-term gains ..........................   (1.57)              (0.65)
                                                -------              ------
   Total distributions ........................   (1.57)              (0.86)
                                                -------              ------
   Net asset value at end of period ........... $ 39.71              $33.84
                                                =======              ======

Total Return(3) ...............................   22.00%              36.70%

Ratios to Average Daily Net Assets:
   Expenses ...................................    1.71%(4)            1.85%(4)
   Net investment income/(loss) ...............   (0.14)%(4)          (0.61)%(4)

Supplemental Data:
   Net assets at end of year (000) ............ $42,673              $3,247
   Portfolio turnover rate                           16%                 14%

----------
(1)  Unaudited.

(2)  Commencement of operations.

(3)  Total return excludes the effect of sales charge.

(4)  Annualized.


                       See Notes to Financial Statements.

Flag Investors Communications Fund
--------------------------------------------------------------------------------
Financial Highlights -- Institutional Shares
(For a share outstanding throughout each period)


                                                                          For the Period
                                                           For the Six    June 4, 1998(2)
                                                          Months Ended        through
                                                            June 30,        December 31,
-----------------------------------------------------------------------------------------
                                                            1999(1)            1998
Per Share Operating Performance:
   Net asset value at beginning of period ............      $34.27            $23.26
                                                            ------            ------
Income from Investment Operations:
   Net investment income .............................        0.12              0.06
   Net realized and unrealized gain on investments ...        7.62             12.17
                                                            ------            ------
   Total from Investment Operations ..................        7.74             12.23
                                                            ------            ------
Less Distributions:
   Distributions from net investment
     income and net realized
     short-term gains ................................       (0.04)            (0.31)
   Distributions from net realized
     long-term gains .................................       (1.57)            (0.91)
                                                            ------            ------
   Total distributions ...............................       (1.61)            (1.22)
                                                            ------            ------
   Net asset value at end of period ..................      $40.40            $34.27
                                                            ======            ======
Total Return(3) ......................................       22.62%            53.95%

Ratios to Average Net Assets:
   Expenses ..........................................        0.71%(4)          0.83%(4)
   Net investment income .............................        0.86%(4)          0.49%(4)

Supplemental Data:
   Net assets at end of period (000) ..................     $7,209           $   813
   Portfolio turnover rate ............................         16%               14%


----------
(1)  Unaudited.

(2)  Commencement of operations.

(3)  Total return excludes the effect of sales charge.

(4)  Annualized.


                       See Notes to Financial Statements.

Flag Investors Communications Fund
--------------------------------------------------------------------------------

Notes to Financial Statements (Unaudited)

NOTE 1--Significant Accounting Policies

     Flag Investors Communications Fund, Inc. (the "Fund"), previously named Flag Investors Telephone Income Fund, which is organized as a Maryland Corporation and began operations January 18, 1984, is registered under the Investment Company Act of 1940 as a non-diversified, open-end investment management company. On January 18, 1984 (the exchange date), investors received five Fund shares for each American Telephone & Telegraph Company (AT&T) share, with rights to the divested Bell regional operating companies attached, in a tax-free exchange. The Fund's objective is to maximize total return.

     The Fund consists of four share classes: Class A Shares, which began operations January 18, 1984; Class B Shares, which began operations January 3, 1995; Class C Shares, which began operations November 1, 1998; and Institutional Shares, which began operations June 4, 1998. Class D Shares were converted to Class A Shares on November 20, 1998.

     The Class A, Class B and Class C Shares are subject to different sales charges. The Class A Shares have a front-end sales charge and the Class B and Class C Shares have a contingent deferred sales charge. In addition, each class has a different distribution fee. The Institutional Shares have neither a sales charge nor a distribution fee.

     When preparing the Fund's financial statements, management makes estimates and assumptions in accordance with generally accepted accounting principles. These estimates affect 1) the assets and liabilities that we report at the date of the financial statements; 2) the contingent assets and liabilities that we disclose at the date of the financial statements; and 3) the revenues and expenses that we report for the period. Our estimates could be different from the actual results. The Fund's significant accounting policies are:

     A. Security Valuation--The Fund values a portfolio security that is primarily traded on a national exchange by using the last price reported for the day. If there are no sales or the security is not traded on a listed exchange, the Fund values the security at the average of the last bid and asked prices in the over-the-counter market. When a market quotation is unavailable, the Investment Advisor determines a fair value using procedures that the Board of Directors establishes and monitors.

Flag Investors Communications Fund
--------------------------------------------------------------------------------

NOTE 1--continued

          At June 30, 1999, there were no Board valued securities. The Fund values short-term obligations with maturities of 60 days or less at amortized cost.

     B. Repurchase Agreements--The Fund may enter into tri-party repurchase agreements with broker-dealers and domestic banks. A repurchase agreement is a short-term investment in which the Fund buys a debt security that the broker agrees to repurchase at a set time and price. The third party, which is the broker's custodial bank, holds the collateral in a separate account until the repurchase agreement matures. The agreement requires that the collateral's market value, including any accrued interest, exceed the brokers repurchase obligation. The Fund's access to the collateral may be delayed or limited if the broker defaults and the value of the collateral declines or if the broker enters into an insolvency proceeding.

     C. Federal Income Tax--The Fund determines its distributions according to income tax regulations, which may be different from generally accepted accounting principles. As a result, the Fund occasionally makes reclassifications within its capital accounts to reflect income and gains that are available for distribution under income tax regulations.

          The Fund is organized as a regulated investment company. As long as it maintains this status and distributes to its shareholders substantially all of its taxable net investment income and net realized capital gains, it will be exempt from most, if not all, federal income and excise taxes. As a result, the Fund has made no provisions for federal income taxes.

     D. Securities Transactions, Investment Income, Distributions and Other--The Fund uses the trade date to account for security transactions and the specific identification method for financial reporting and income tax purposes to determine the cost of investments sold or redeemed. Interest income is recorded on an accrual basis and includes amortization of premiums and accretion of discounts when appropriate. Income and common expenses are allocated to each class based on its respective average net assets. Class specific expenses are charged directly to each class. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Flag Investors Communications Fund
--------------------------------------------------------------------------------

Notes to Financial Statements (continued)

NOTE 2--Investment Advisory Fees, Transactions with Affiliates and Other Fees

     Investment Company Capital Corp. ("ICC"), an indirect subsidiary of Bankers Trust Corporation, is the Fund's investment advisor. In November 1998 Bankers Trust Corporation ("BT Corp.") and Deutsche Bank AG ("Deutsche Bank") entered into an Agreement and Plan of Merger. This merger transaction was consummated on June 4, 1999. As a result of the transaction, BT Corp. became a wholly-owned subsidiary of Deutsche Bank.

     As compensation for its advisory services, the Fund pays ICC an annual fee based on the Fund's average daily net assets. This fee is calculated daily and paid monthly at the following annual rates: 0.85% of the first $100 million, 0.75% of the next $100 million, 0.70% of the next $100 million, 0.65% of the next $200 million, 0.58% of the next $500 million, 0.53% of the next $500 million and 0.50% of the amount over $1.5 billion.

     For the period ended June 30, 1999, ICC's advisory fee was $5,218,185 of which $983,692 was payable at the end of the period.

     ICC also provides accounting services to the Fund for which the Fund pays ICC an annual fee that is calculated daily and paid monthly based on the Fund's average daily net assets. For the period ended June 30, 1999 ICC's fee was $68,018 of which $12,381 was payable at the end of the period.

     ICC also provides transfer agency services to the Fund for which the Fund pays ICC a per account fee that is calculated and paid monthly. For the period ended June 30, 1999 ICC's fee was $540,729 of which $287,188 was payable at the end of the period.

     Certain officers and directors of the Fund are also officers or directors of ICC.

     Bankers Trust Company became the Fund's custodian on September 22, 1997. Prior to September 22, 1997, PNC Bank served as the Fund's custodian. For the period ended June 30, 1999, custody fees amounted to $65,962, of which $31,256 was payable at the end of the period.

     Alex. Brown Investment Management ("ABIM") is the Fund's sub-advisor. As compensation for its sub-advisory services, ICC pays ABIM a fee based on the Fund's average daily net assets. This fee is calculated daily and paid monthly at the following annual rates: 0.60% of the first $100 million, 0.55% of the next $100 million, 0.50% of the next $100 million, 0.45% of the next
$200 million,

Flag Investors Communications Fund
--------------------------------------------------------------------------------

NOTE 2--continued

0.40% of the next $500 million, 0.37% of the next $500 million and 0.35% of the amount over $1.5 billion.

     ICC Distributors, Inc., a member of the Forum Group of companies, provides distribution services to the Fund for which the Fund pays ICC Distributors an annual fee, pursuant to Rule 12b-1, that is calculated daily and paid monthly at the following annual rates: 0.25% of the Class A Shares' average daily net assets and 1.00% of the Class B and Class C Shares' average daily net assets. The fees for the Class B and Class C Shares include a 0.25% shareholder servicing fee.

     The Fund's complex offers a retirement plan for eligible Directors. The actuarially computed pension expense allocated to the Fund for the period ended June 30, 1999 was $6,315 and the accrued liability was $90,505.

NOTE 3--Capital Share Transactions

     The Fund is authorized to issue up to 110 million shares of $.001 par value capital stock (63 million Class A Shares, 15 million Class B Shares, 15 million Class C Shares, 15 million Institutional Shares, and 2 million undesignated). Transactions in shares of the Fund were as follows:


                                                               Class A Shares
                                                    -----------------------------------
                                                      For the Six            For the
                                                     Months Ended           Year Ended
                                                    June 30, 1999(1)      Dec. 31, 1998
                                                    ----------------      -------------
Shares sold ...................................         8,269,598             7,977,108

Shares issued to shareholders on
   reinvestment of dividends ..................         1,352,415             1,383,390
Shares redeemed ...............................        (3,853,772)           (4,236,213)
                                                    -------------         -------------
Net increase in shares outstanding ............         5,768,241             5,124,285
                                                    =============         =============
Proceeds from sale of shares ..................     $ 310,718,003         $ 208,050,462
Value of reinvested dividends .................        54,221,684            37,846,228
Cost of shares redeemed .......................      (143,215,527)         (100,876,700)
                                                    -------------         -------------
Net increase from capital share transactions...     $ 221,724,160         $ 145,019,990
                                                    =============         =============

----------
(1)  Unaudited.

Flag Investors Communications Fund
--------------------------------------------------------------------------------

Notes to Financial Statements (concluded)

NOTE 3--continued

                                                       Class B Shares
                                             ----------------------------------
                                               For the Six            For the
                                              Months Ended          Year Ended
                                             June 30, 1999(1)      Dec. 31, 1998
                                             ----------------      ------------
Shares sold ..........................           4,830,807            3,461,232
Shares issued to shareholders on
   reinvestment of dividends .........             270,330              162,054
Shares redeemed ......................            (453,023)            (421,723)
                                              ------------         ------------
Net increase in shares outstanding....           4,648,114            3,201,563
                                              ============         ============
Proceeds from sale of shares .........        $179,092,950         $ 86,906,479
Value of reinvested dividends ........          10,681,398            4,455,460
Cost of shares redeemed ..............         (16,612,610)         (10,210,390)
                                              ------------         ------------
Net increase from capital share
  transactions .......................        $173,161,738         $ 81,151,549
                                              ============         ============


                                                       Class C Shares
                                            -----------------------------------
                                                                     For the
                                                                     Period
                                               For the Six        Nov. 1 1998(2)
                                              Months Ended          through
                                            June 30, 1999(1)      Dec. 31, 1998
                                              ------------        -------------
Shares sold ..........................             980,030               96,807
Shares issued to shareholders on
   reinvestment of dividends .........              21,210                1,030
Shares redeemed ......................             (22,524)              (1,875)
                                              ------------         ------------
Net increase in shares outstanding....             978,716               95,962
                                              ============         ============
Proceeds from sale of shares .........        $ 36,454,825         $  2,839,788
Value of reinvested dividends ........             838,860               29,394
Cost of shares redeemed ..............            (838,044)             (54,186)
                                              ------------         ------------
Net increase from capital share
  transactions .......................        $ 36,455,641         $  2,814,996
                                              ============         ============

----------
(1)  Unaudited.

(2)  Commencement of operations.

Flag Investors Communications Fund
--------------------------------------------------------------------------------

NOTE 3--concluded


                                                          Institutional Shares
                                                  -----------------------------------
                                                                      For the period
                                                     For the Six      June 4, 1998(1)
                                                    Months Ended         through
                                                  June 30, 1999(2)    Dec. 31, 1998
                                                  ----------------    ---------------
Shares sold ....................................        149,581           23,201
Shares issued to shareholders on
   reinvestment of dividends ...................          5,715              521
Shares redeemed ................................           (577)             --
                                                     ----------         --------
Net increase in shares outstanding .............        154,719           23,722
                                                     ==========         ========
Proceeds from sale of shares ...................     $5,643,360         $622,784
Value of reinvested dividends ..................        229,417           14,595
Cost of shares redeemed ........................        (23,541)              --
                                                     ----------         --------
Net increase from capital share transactions ...     $5,849,236         $637,379
                                                     ==========         ========

----------
(1)  Commencement of operations.

(2)  Unaudited.


Note 4--Investment Transactions

     Excluding short-term and U.S. government obligations, purchases of investment securities aggregated $460,502,324 and sales of investment securities aggregated $239,992,865 for the period ended June 30, 1999.

     At June 30, 1999, aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $996,309,004 and aggregate unrealized depreciation for all securities in which there is an excess of tax cost over value was $18,859,837.

Note 5--Net Assets

     On June 30, 1999, net assets consisted of:

Paid-in capital:
   Class A Shares ............................................    $  645,495,831
   Class B Shares ............................................       280,741,936
   Class C Shares ............................................        39,270,637
   Institutional Shares ......................................         6,486,614
Undistributed Net Investment Income ..........................         3,590,647
Accumulated net realized gain from security transactions .....       210,823,620
Net unrealized appreciation of investments ...................       977,449,167
                                                                  --------------
                                                                  $2,163,858,452
                                                                  ==============

Flag Investors Communications Fund
--------------------------------------------------------------------------------

Directors and Officers

                                TRUMAN T. SEMANS
                                    Chairman

         JAMES J. CUNNANE                        REBECCA W. RIMEL
             Director                                Director

          RICHARD T. HALE                       CARL W. VOGT, ESQ.
             Director                                Director

        JOSEPH R. HARDIMAN                          HARRY WOOLF
             Director                                President

           LOUIS E. LEVY                         JOSEPH A. FINELLI
             Director                                Treasurer

        EUGENE J. MCDONALD                         AMY M. OLMERT
             Director                                Secretary


Investment Objective

This mutual fund (the "Fund") is designed to maximize total return. The Fund will seek to achieve this objective through a combination of long-term growth of capital and, to a lesser extent, current income. In seeking to achieve this objective, the Fund invests primarily in common stock, securities convertible thereto and debt obligations of companies in the communications field.

                      This page intentionally left blank.

                      This page intentionally left blank.

          This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus.


          For more complete information regarding any of the Flag
          Investors Funds, including charges and expenses, obtain a prospectus from your investment representative or directly from the Fund at 1-800-767-FLAG. Read it carefully before you invest.

                          [Flag Investors Logo Omitted]



                                     Growth

                       Flag Investors Emerging Growth Fund
                       Flag Investors Equity Partners Fund
                        Flag Investors International Fund


                                    Specialty

                       Flag Investors Communications Fund
                   Flag Investors Real Estate Securities Fund


                                    Balanced

                        Flag Investors Value Builder Fund


                                  Fixed Income

                  Flag Investors Short-Intermediate Income Fund
              Flag Investors Total Return U.S. Treasury Fund Shares


                                 Tax-Free Income

                  Flag Investors Managed Municipal Fund Shares


                                  Money Market

                    Flag Investors Cash Reserve Prime Shares


                                  P.O. Box 515
                            Baltimore, Maryland 21203
                                  800-767-FLAG

                                 Distributed by:
                             ICC Distributors, Inc.

                                                                        COMMSA

                                                                        (8/99)